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                                                                    EXHIBIT 10.2

                        ETELECARE GLOBAL SOLUTIONS, INC.

                              AMENDED AND RESTATED

                            2006 STOCK INCENTIVE PLAN

                    (Adopted by the Board on October 1, 2006)

                 (As amended by the Board on February 19, 2007)


                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN




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                                TABLE OF CONTENTS


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                                                                                                                PAGE

SECTION 1.        ESTABLISHMENT AND PURPOSE.......................................................................1

SECTION 2.        DEFINITIONS.....................................................................................1

         (a)      "ADS"...........................................................................................1

         (b)      "Affiliate".....................................................................................1

         (c)      "Award".........................................................................................1

         (d)      "Board of Directors"............................................................................1

         (e)      "Change in Control".............................................................................1

         (f)      "Code"..........................................................................................2

         (g)      "Committee".....................................................................................2

         (h)      "Company".......................................................................................2

         (i)      "Consultant"....................................................................................2

         (j)      "Employee"......................................................................................3

         (k)      "Exchange Act"..................................................................................3

         (l)      "Exercise Price"................................................................................3

         (m)      "Fair Market Value".............................................................................3

         (n)      "ISO"...........................................................................................3

         (o)      "Nonstatutory Option" or "NSO"..................................................................3

         (p)      "Offeree".......................................................................................4

         (q)      "Option"........................................................................................4

         (r)      "Optionee"......................................................................................4

         (s)      "Outside Director"..............................................................................4

         (t)      "Parent"........................................................................................4

         (u)      "Participant"...................................................................................4

         (v)      "Plan"..........................................................................................4

         (w)      "Purchase Price"................................................................................4

         (x)      "Restricted Share"..............................................................................4

         (y)      "Restricted Share Agreement"....................................................................4

         (z)      "SAR"...........................................................................................4

         (aa)     "SAR Agreement".................................................................................4

         (bb)     "Service".......................................................................................4

         (cc)     "Share".........................................................................................5

         (dd)     "Stock".........................................................................................5

         (ee)     "Stock Option Agreement"........................................................................5

         (ff)     "Stock Unit"....................................................................................5
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
         (gg)     "Stock Unit Agreement"..........................................................................5

         (hh)     "Subsidiary"....................................................................................5

         (ii)     "Total and Permanent Disability"................................................................5

SECTION 3.        ADMINISTRATION..................................................................................5

         (a)      Committee Composition...........................................................................5

         (b)      Committee for Non-Officer Grants................................................................5

         (c)      Committee Procedures............................................................................6

         (d)      Committee Responsibilities......................................................................6

SECTION 4.        ELIGIBILITY.....................................................................................7

         (a)      General Rule....................................................................................7

         (b)      Automatic Grants to Outside Directors...........................................................7

         (c)      Ten-Percent Stockholders........................................................................8

         (d)      Attribution Rules...............................................................................8

         (e)      Outstanding Stock...............................................................................8

SECTION 5.        STOCK SUBJECT TO PLAN...........................................................................8

         (a)      Basic Limitation................................................................................9

         (b)      Award Limitation................................................................................9

         (c)      Additional Shares...............................................................................9

SECTION 6.        RESTRICTED SHARES...............................................................................9

         (a)      Restricted Stock Agreement......................................................................9

         (b)      Payment for Awards..............................................................................9

         (c)      Vesting........................................................................................10

         (d)      Voting and Dividend Rights.....................................................................10

         (e)      Restrictions on Transfer of Shares.............................................................10

SECTION 7.        TERMS AND CONDITIONS OF OPTIONS................................................................10

         (a)      Stock Option Agreement.........................................................................10

         (b)      Number of Shares...............................................................................10

         (c)      Exercise Price.................................................................................10

         (d)      Withholding Taxes..............................................................................10

         (e)      Exercisability and Term........................................................................11

         (f)      Exercise of Options............................................................................11

         (g)      Effect of Change in Control....................................................................11

         (h)      No Rights as a Stockholder.....................................................................11

         (i)      Modification, Extension and Renewal of Options.................................................11

         (j)      Restrictions on Transfer of Shares.............................................................11

         (k)      Buyout Provisions..............................................................................12

SECTION 8.        PAYMENT FOR SHARES.............................................................................12
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
         (a)      General Rule...................................................................................12

         (b)      Surrender of Stock.............................................................................12

         (c)      Services Rendered..............................................................................12

         (d)      Cashless Exercise..............................................................................12

         (e)      Exercise/Pledge................................................................................12

         (f)      Other Forms of Payment.........................................................................12

         (g)      Limitations under Applicable Law...............................................................13

SECTION 9.        STOCK APPRECIATION RIGHTS......................................................................13

         (a)      SAR Agreement..................................................................................13

         (b)      Number of Shares...............................................................................13

         (c)      Exercise Price.................................................................................13

         (d)      Exercisability and Term........................................................................13

         (e)      Effect of Change in Control....................................................................13

         (f)      Exercise of SARs...............................................................................13

         (g)      Modification or Assumption of SARs.............................................................13

         (h)      Buyout Provisions..............................................................................14

SECTION 10.       STOCK UNITS....................................................................................14

         (a)      Stock Unit Agreement...........................................................................14

         (b)      Payment for Awards.............................................................................14

         (c)      Vesting Conditions.............................................................................14

         (d)      Voting and Dividend Rights.....................................................................14

         (e)      Form and Time of Settlement of Stock Units.....................................................14

         (f)      Death of Recipient.............................................................................15

         (g)      Creditors' Rights..............................................................................15

SECTION 11.       ADJUSTMENT OF SHARES...........................................................................15

         (a)      Adjustments....................................................................................15

         (b)      Dissolution or Liquidation.....................................................................16

         (c)      Reorganizations................................................................................16

         (d)      Reservation of Rights..........................................................................16

SECTION 12.       DEFERRAL OF AWARDS.............................................................................16

         (a)      Committee Powers...............................................................................16

         (b)      General Rules..................................................................................17

SECTION 13.       AWARDS UNDER OTHER PLANS.......................................................................17

SECTION 14.       PAYMENT OF DIRECTOR'S FEES IN SECURITIES.......................................................17

         (a)      Effective Date.................................................................................17

         (b)      Elections to Receive NSOs, Restricted Shares or Stock Units....................................17

         (c)      Number and Terms of NSOs, Restricted Shares or Stock Units.....................................17


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

SECTION 15.       LEGAL AND REGULATORY REQUIREMENTS..............................................................17

SECTION 16.       WITHHOLDING TAXES..............................................................................18

         (a)      General........................................................................................18

         (b)      Share Withholding..............................................................................18

         (c)      Default Rule...................................................................................18

SECTION 17.       OTHER PROVISIONS APPLICABLE TO AWARDS..........................................................18

         (a)      Transferability................................................................................18

         (b)      Qualifying Performance Criteria................................................................18

         (c)      Exercise or Settlement for ADSs................................................................19

SECTION 18.       NO EMPLOYMENT RIGHTS...........................................................................19

SECTION 19.       DURATION AND AMENDMENTS........................................................................19

         (a)      Term of the Plan...............................................................................19

         (b)      Right to Amend or Terminate the Plan...........................................................19

         (c)      Effect of Termination..........................................................................20

SECTION 20.       CONTROLLING LAW AND LITIGATION EXPENSES........................................................20

SECTION 21.       EXECUTION......................................................................................21



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                        ETELECARE GLOBAL SOLUTIONS, INC.

                            2006 STOCK INCENTIVE PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

     The Plan was adopted by the Board of Directors on October 1, 2006, and shall be effective as of the date of the initial offering of Stock to the public outside the Philippines pursuant to a registration statement filed by the Company with the U.S. Securities and Exchange Commission (the "Effective Date"). The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

     (a) "ADS" shall mean one American Depositary Share of the Company.

     (b) "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

     (c) "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

     (d) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (e) "Change in Control" shall mean the occurrence of any of the following events:

          (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

               (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

          (ii) Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the


                        ETELECARE GLOBAL SOLUTIONS, INC.
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     Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

          (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (iv) The sale, transfer or other disposition of all or substantially all of the Company's assets.

     For purposes of subsection (d)(i) above, the term "look-back" date shall mean the later of (1) the Effective Date or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.

     For purposes of subsection (d)(ii)) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and
(2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

     Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement for the offering of Stock to the public.

     (f) "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in
Section 3 hereof.

     (h) "Company" shall mean eTelecare Global Solutions, Inc., a Philippines company.

     (i) "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not

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including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

     (j) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (k) "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

     (l) "Exercise Price" shall mean, in the case of an Option, the amount for which one Share or ADS may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share or ADS in determining the amount payable upon exercise of such SAR.

     (m) "Fair Market Value" with respect to a Share or ADS, shall mean the market price of one Share or ADS, determined by the Committee as follows:

          (i) If the Stock or ADS was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock or ADS is quoted or, if the Stock or ADS is not quoted on any such system, by the Pink Sheets LLC;

          (ii) If the Stock or ADS was traded on The NASDAQ Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The NASDAQ Stock Market;

          (iii) If the Stock or ADS was traded on a United States stock exchange other than The NASDAQ Stock Market on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (n) "ISO" shall mean an employee incentive stock option described in
Section 422 of the Code.

     (o) "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

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     (p) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares or ADSs under the Plan (other than upon exercise of an Option).

     (q) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares or ADSs.

     (r) "Optionee" shall mean an individual or estate who holds an Option or SAR.

     (s) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

     (t) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

     (u) "Participant" shall mean an individual or estate who holds an Award.

     (v) "Plan" shall mean this 2006 Stock Incentive Plan of ETelecare Global Solutions, Inc., as amended from time to time.

     (w) "Purchase Price" shall mean the consideration for which one Share or ADS may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (x) "Restricted Share" shall mean a Share or ADS awarded under the Plan.

     (y) "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

     (z) "SAR" shall mean a stock appreciation right granted under the Plan.

     (aa) "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     (bb) "Service" shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The

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Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

     (cc) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

     (dd) "Stock" shall mean the Common Shares of the Company.

     (ee) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his Option.

     (ff) "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share or ADS, as awarded under the Plan.

     (gg) "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     (hh) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (ii) "Total and Permanent Disability" shall mean permanent and total disability as defined by section 22(e)(3) of the Code.

SECTION 3. ADMINISTRATION.

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, unless otherwise determined by the Board, the composition of the Committee shall satisfy (i) such requirements as the U.S. Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the U.S. Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

     (b) Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable law, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be

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received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

     (c) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (d) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

          (iv) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (v) To determine when Awards are to be granted under the Plan;

          (vi) To select the Offerees and Optionees;

          (vii) To determine the number of Shares or ADSs to be made subject to each Award;

          (viii) To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

          (ix) To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

          (x) To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

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          (xii) To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

          (xiv) To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

          (xv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares or ADSs under the Plan.

SECTION 4. ELIGIBILITY.

     (a) General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

     (b) Automatic Grants to Outside Directors.

          (i) Each Outside Director who first joins the Board of Directors on or after the Effective Date, and who was not previously an Employee, shall receive a Nonstatutory Option, subject to approval of the Plan by the Company's stockholders, to purchase that number of Shares or ADSs as determined by the Board of Directors prior to the initial issuance by the Company of an ADS (subject to adjustment under Section 11) on the date of his or her election to the Board of Directors. Twenty-five percent (25%) of the Shares or ADSs subject to each Option granted under this Section 4(b)(i) shall vest and become exercisable on the first anniversary of the date of grant. The balance of the Shares or ADSs subject to such Option (i.e. the remaining seventy-five (75%)) shall vest and become exercisable monthly over a three-year period beginning on the day which is one month after the first anniversary of the date of grant, at a monthly rate of 2.0833% of the total number of Shares or ADSs subject to such Option. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee's Service.

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          (ii) On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, commencing with the annual meeting occurring after the Effective Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase that number of Shares or ADSs as determined by the Board of Directors prior to the initial issuance by the Company of an ADS (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable on the first anniversary of the date of grant; provided, however, that each such Option shall become exercisable in full immediately prior to the next regular annual meeting of the Company's stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee's Service.

          (iii) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share or ADS on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

          (iv) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director's Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director's Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

     (c) Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

     (d) Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

     (e) Outstanding Stock. For purposes of Section 4(c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

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     (a) Basic Limitation. Shares or ADSs offered under the Plan shall be authorized but unissued Shares or ADSs or treasury Shares or ADSs. The aggregate number of Shares or ADSs authorized for issuance as Awards under the Plan shall not exceed any Shares or ADS remaining available for grant of awards under the Company's Amended and Restated Key Employees' Stock Option Plan on the effective date of the Plan (including Shares or ADSs subject to outstanding options under the Company's Amended and Restated Key Employees' Stock Option Plan on the effective date of this Plan that are subsequently forfeited or terminate for any other reason before being exercised and unvested Shares or ADSs that are forfeited pursuant to such plan after the effective date of this Plan), plus an annual increase on July 1 of each fiscal year during the term of the Plan, beginning July 1, 2007, in an amount equal to the lesser of (i) 2,000,000 Shares or ADSs, (ii) 3% of the outstanding Shares on June 30 of such fiscal year or
(iii) an amount determined by the Board; provided, however that in no case shall more than 15,000,000 Shares or ADSs be added to the Plan as a result of such annual increase. The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares or ADSs that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares (or equivalent number of ADSs) which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares and ADSs to satisfy the requirements of the Plan.

     (b) Award Limitation. Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than 1,000,000 Shares (or equivalent number of ADSs).

     (c) Additional Shares. If Restricted Shares or Shares or ADSs issued upon the exercise of Options are forfeited, then such Shares or ADSs shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares or ADSs shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares or ADSs (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares or ADSs (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan.

SECTION 6. RESTRICTED SHARES.

     (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

     (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine (which shall in no case be less than the par value of the Shares), including (without limitation) cash, cash equivalents and past services.

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     (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

     (e) Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares or ADSs.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares or ADSs that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share or ADS on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share or ADS on the date of grant, and in any event shall not be less than the par value of each Share. Subject to the foregoing in this
Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of

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any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares or ADSs acquired by exercising an Option.

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

     (f) Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

     (g) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares or ADSs subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder or holder of ADSs with respect to any Shares or ADSs covered by his Option until the date of the issuance of a stock certificate for such Shares or an American Depositary Receipt for such ADSs. No adjustments shall be made, except as provided in Section 11.

     (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares or ADSs and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares or ADSs. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

     (j) Restrictions on Transfer of Shares. Any Shares or ADSs issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions

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shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares or ADSs.

     (k) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8. PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price or Purchase Price of Shares or ADSs issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares or ADSs are purchased, except as provided in Section 8(b) through Section 8(g) below.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides and subject to compliance with any applicable legal requirement, payment may be made all or in part by surrendering Shares or ADSs which have already been owned by the Optionee or his representative. Such Shares or ADSs shall be valued at their Fair Market Value on the date when the new Shares or ADSs are purchased under the Plan. The Optionee shall not surrender Shares or ADSs in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Committee, Shares or ADSs may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares or ADSs are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

     (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares of ADSs and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

     (e) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares or ADSs, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

     (f) Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

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     (g) Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

     (a) SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     (b) Number of Shares. Each SAR Agreement shall specify the number of Shares or ADSs to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

     (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     (d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     (e) Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares or ADSs subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     (f) Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares or ADSs, (b) cash or (c) a combination of Shares or ADSs and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares or ADSs received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares or ADSs subject to the SARs exceeds the Exercise Price.

     (g) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise


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price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

     (h) Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10. STOCK UNITS.

     (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

     (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

     (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares or ADSs, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

     (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or ADSs or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares or ADSs over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a

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deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

     (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     (g) Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

     (a) Adjustments. In the event of a subdivision of the outstanding Stock or ADSs, a declaration of a dividend payable in Shares or ADSs, a declaration of a dividend payable in a form other than Shares or ADSs in an amount that has a material effect on the price of Shares or ADSs, a combination or consolidation of the outstanding Stock or ADSs (by reclassification or otherwise) into a lesser number of Shares or ADSs, a recapitalization, a spin-off or a similar occurrence, the Committee shall make equitable adjustments in one or more of:

          (i) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

          (ii) The limitations set forth in Sections 5(a) and (b);

          (iii) The number of NSOs to be granted to Outside Directors under
     Section 4(b);

          (iv) The number of Shares or ADSs covered by each outstanding Option and SAR;

          (v) The Exercise Price under each outstanding Option and SAR; or

          (vi) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

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     (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

     (c) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for:

          (i) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

          (ii) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

          (v) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

     (d) Reservation of Rights. Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares or ADSs subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

     (a) Committee Powers. The Committee (in its sole discretion) may permit or require a Participant to:

          (i) Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

          (ii) Have Shares or ADSs that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

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          (iii) Have Shares or ADSs that otherwise would be delivered to such
     Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares or ADSs as of the date when they otherwise would have been delivered to such Participant.

     (b) General Rules. A deferred compensation account established under this
Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares or ADSs issued under this Plan. Such Shares or ADSs shall be treated for all purposes under the Plan like Shares or ADSs issued in settlement of Stock Units and shall, when issued, reduce the number of Shares or ADSs available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     (a) Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

     (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An
Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

     (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

     Shares or ADSs shall not be issued under the Plan unless the issuance and delivery of such Shares or ADSs complies with (or is exempt from) all applicable requirements of law, including (without limitation) the U.S. Securities Act of 1933, as amended, the rules and


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regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares or ADSs as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares or ADSs under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. WITHHOLDING TAXES.

     (a) General. To the extent required by applicable U.S. federal, state or local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or ADSs or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares or ADSs that otherwise would be issued to him or her or by surrendering all or a portion of any Shares or ADSs that he or she previously acquired. Such Shares or ADSs shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares or ADSs withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

     (c) Default Rule. A Participant, in the absence of any other arrangement and to the extent permitted by applicable law, shall be deemed to have directed the Company to withhold or collect from his compensation an amount sufficient to satisfy such tax withholding obligations.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

     (a) Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares or ADSs issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this
Section 17(a) shall be void and unenforceable against the Company.

     (b) Qualifying Performance Criteria. The number of Shares or ADSs or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied


                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN
to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets,
(i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, or (p) market segment shares ("Qualifying Performance Criteria"). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria not later than the 90th day of the performance period, and shall determine and certify, for each Participant, the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Goal to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

     (c) Exercise or Settlement for ADSs. With the consent of the Committee and subject to such terms and conditions as the Committee, in its sole discretion, deems necessary or advisable, an Award may be exercised or settled for ADSs rather than Shares.

SECTION 18. NO EMPLOYMENT RIGHTS.

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall terminate automatically on October 1, 2016 and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.



                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN

     (c) Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

SECTION 20. CONTROLLING LAW AND LITIGATION EXPENSES.

     All disputes relating to or arising from the Plan shall be governed by Philippine law. The Company shall reimburse a Participant for reasonable legal fees and expenses that the Participant incurs in order to enforce or defend his or her rights under the Plan, but only if the Participant receives a judgment or settlement substantially in the Participant's favor. Reimbursements that are due under this paragraph shall be paid promptly, regardless of whether or not the Company appeals a decision.



                [Remainder of this page intentionally left blank]

                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN

SECTION 21. EXECUTION.

To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.


                                        ETELECARE GLOBAL
                                        SOLUTIONS, INC.



                                        By
                                              ---------------------------------

                                        Name
                                              ---------------------------------

                                        Title
                                              ---------------------------------

                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN

                        ETELECARE GLOBAL SOLUTIONS, INC.

                            2006 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

     You have been granted the following Option to purchase American Depositary Shares ("ADSs") of ETELECARE GLOBAL SOLUTIONS, INC. (the "Company") under the Company's 2006 Stock Incentive Plan (the "Plan"):

Name of Optionee:                       [Name of Optionee]
Total Number of Option ADSs Granted:    [Total Number of ADSs]
Type of Option:                         [ ]  Incentive Stock Option
                                        [ ]  Nonstatutory Stock Option
Exercise Price Per ADS:                 $
Grant Date:                             [Date of Grant]
Vesting Commencement Date:              [Vesting Commencement Date]
Vesting Schedule:                       This Option becomes exercisable with
                                        respect to the first 1/4th of the ADSs
                                        subject to this Option when you complete
                                        12 months of continuous Service as an
                                        Employee or a Consultant from the
                                        Vesting Commencement Date. Thereafter,
                                        this Option becomes exercisable with
                                        respect to an additional 1/48th of the
                                        ADSs subject to this Option when you
                                        complete each additional month of such
                                        Service
Expiration Date:                        [Expiration Date] This Option expires
                                        earlier if your Service terminates
                                        earlier, as described in the Stock
                                        Option Agreement.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

         By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.


                        ETELECARE GLOBAL SOLUTIONS, INC.
                          NOTICE OF STOCK OPTION GRANT

OPTIONEE:                                      ETELECARE GLOBAL SOLUTIONS, INC.


                                               By:
Optionee's Signature

                                               Title:
Optionee's Printed Name


                        ETELECARE GLOBAL SOLUTIONS, INC.
                          NOTICE OF STOCK OPTION GRANT

                        ETELECARE GLOBAL SOLUTIONS, INC.

                            2006 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT


TAX TREATMENT           This Option is intended to be an incentive
                        stock option under Section 422 of the Internal Revenue
                        Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

VESTING This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional ADSs after your Service as an Employee or a Consultant has terminated for any reason.

TERM This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

REGULAR TERMINATION     If your Service terminates for any reason except death
                        or "Total and Permanent Disability" (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

DEATH If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

DISABILITY              If your Service terminates because of your Total and
                        Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates
                        (or, if earlier, the Expiration Date).

LEAVES OF ABSENCE       For purposes of this Option, your Service does not
                        terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless


                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                        you immediately return to active work.

                        If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

RESTRICTIONS ON         The Company will not permit you to exercise this Option
EXERCISE                if the issuance of ADSs at that time would violate any
                        law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained. However, the Company shall use its best efforts to obtain such approval.

NOTICE OF EXERCISE      When you wish to exercise this Option you must notify
                        the Company by completing the attached "Notice of Exercise of Stock Option" form and filing it with the Human Resources Department of the Company. Your notice must specify how many ADSs you wish to purchase. Your notice must also specify how your ADSs should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT         When you submit your notice of exercise, you must
                        include payment of the Option exercise price for the ADSs you are purchasing. Payment may be made in the following form(s):

                        o Your personal check, a cashier's check or a money order.

                        o Subject to compliance with any applicable legal requirements, certificates for ADSs that you own, along with any forms needed to effect a transfer of those ADSs to the Company. The value of the ADSs, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. However, you may not surrender ADSs in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

                        o By delivery on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or part of your Option ADSs and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be

                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                              delivered to you. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                        o By delivery on a form approved by the Committee of an irrevocable direction to a securities broker or lender approved by the Company to pledge Option ADSs as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                        o Any other form permitted by the Committee in its sole discretion.

                        Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

WITHHOLDING             You will not be allowed to exercise this Option unless
TAXES AND STOCK         you make arrangements acceptable to the Company to pay
WITHHOLDING             any withholding taxes that may be due as a result of the
                        Option exercise. These arrangements may include withholding ADSs that otherwise would be issued to you when you exercise this Option. The value of these ADSs, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.

RESTRICTIONS ON RESALE  By signing this Agreement, you agree not to sell any
                        Option ADSs at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

TRANSFER OF OPTION      In general, only you can exercise this Option prior to
                        your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below.
                        For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will.
                        Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your Option in any other way.

                        However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, "family member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, or sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a


                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                        foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

                        In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

                        The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

RETENTION RIGHTS        Neither your Option nor this Agreement gives you the
                        right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

STOCKHOLDER RIGHTS      You, or your estate or heirs, have no rights as a
                        stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

ADJUSTMENTS             In the event of a stock split, a stock dividend or a
                        similar change in Company ADSs, the number of ADSs covered by this Option and the exercise price per ADS shall be adjusted pursuant to the Plan.

APPLICABLE LAW          This Agreement will be interpreted and enforced under
                        Philippine law.

THE PLAN AND OTHER      The text of the Plan is incorporated in this Agreement
AGREEMENTS              by reference. All capitalized terms in the Stock Option
                        Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.
                        This Agreement may be amended only by another written agreement, signed by both parties.


                 BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
                  YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
                        DESCRIBED ABOVE AND IN THE PLAN.


                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT

                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN

                       NOTICE OF EXERCISE OF STOCK OPTION

          YOU MUST SIGN THIS NOTICE ON THE LAST PAGE BEFORE SUBMITTING
                               IT TO THE COMPANY


OPTIONEE INFORMATION:
                                        Social Security
Name:                                   Number:


Address:                                Employee Number:


OPTION INFORMATION:

Date of Grant:                     , 200                  Type of Stock Option:
Exercise Price per ADS:  $                                [ ] Nonstatutory (NSO)
Total number of ADSs of ETELECARE GLOBAL SOLUTIONS, INC. [ ] Incentive (ISO) (the "Company") covered by option:


EXERCISE INFORMATION:

Number of ADSs of the Company for which option is being exercised now:         .
(These ADSs are referred to below as the "Purchased ADSs.")

Total exercise price for the Purchased ADSs: $

Form of payment enclosed [CHECK ALL THAT APPLY]:

[ ]  Check for $                 , payable to "ETelecare Global Solutions, Inc."


[ ]  Certificate(s) for              ADSs of the Company that I have owned for
     at least six months or have purchased in the open market. (These ADSs will be valued as of the date when the Company receives this notice.)

Name(s) in which the Purchased ADSs should be registered [PLEASE CHECK ONE BOX]:


                        ETELECARE GLOBAL SOLUTIONS, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

[ ] In my name only

[ ] In the names of my spouse        My spouse's name (if applicable):
    and myself as community
    property

[ ] In the names of my
    spouse and myself as joint
    tenants with the right
    of survivorship

[ ] In the name of an eligible       Full legal name of revocable trust:
    revocable trust

The certificate for the
Purchased ADSs should be
sent to the following address:





ACKNOWLEDGMENTS:

1. I understand that all sales of Purchased ADSs are subject to compliance with the Company's policy on securities trades.

2. I hereby acknowledge that I received and read a copy of the prospectus describing the Company's 2006 Stock Incentive Plan and the tax consequences of an exercise.

3. In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased ADSs on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4. In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased ADSs before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased ADSs to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a "disposition" for incentive stock option tax purposes. As a result, the favorable incentive stock option tax treatment will be unavailable and other unfavorable tax consequences may occur.


                        ETELECARE GLOBAL SOLUTIONS, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

SIGNATURE AND DATE:


                                               , 200


                        ETELECARE GLOBAL SOLUTIONS, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

                        ETELECARE GLOBAL SOLUTIONS, INC.

                            2006 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION GRANT

     You have been granted the following Option to purchase Common Stock of ETELECARE GLOBAL SOLUTIONS, INC. (the "Company") under the Company's 2006 Stock Incentive Plan (the "Plan"):

Name of Optionee:                       [Name of Optionee]
Total Number of Option Shares Granted:  [Total Number of Shares]
Type of Option:                         [ ]  Incentive Stock Option
                                        [ ]  Nonstatutory Stock Option
Exercise Price Per ADS:                 $
Grant Date:                             [Date of Grant]
Vesting Commencement Date:              [Vesting Commencement Date]
Vesting Schedule:                       This Option becomes exercisable with
                                        respect to the first 1/4th of the shares
                                        subject to this Option when you complete
                                        12 months of continuous Service as an
                                        Employee or a Consultant from the
                                        Vesting Commencement Date. Thereafter,
                                        this Option becomes exercisable with
                                        respect to an additional 1/48th of the
                                        shares subject to this Option when you
                                        complete each additional month of such
                                        Service
Expiration Date:                        [Expiration Date] This Option expires
                                        earlier if your Service terminates
                                        earlier, as described in the Stock
                                        Option Agreement.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the term and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

         By signing this document you further agree that the Company may deliver by e-mail all documents relating to the Plan or this award (including without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements). You also agree that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it will notify you by e-mail.


                        ETELECARE GLOBAL SOLUTIONS, INC.
                          NOTICE OF STOCK OPTION GRANT

OPTIONEE:                                  ETELECARE GLOBAL SOLUTIONS, INC.


                                           By:

Optionee's Signature

                                           Title:
Optionee's Printed Name

                        ETELECARE GLOBAL SOLUTIONS, INC.
                          NOTICE OF STOCK OPTION GRANT

                        ETELECARE GLOBAL SOLUTIONS, INC.

                            2006 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

TAX TREATMENT                This Option is intended to be an incentive stock
                             option under Section 422 of the Internal Revenue
                             Code or a nonstatutory option, as provided in the Notice of Stock Option Grant. Even if this Option is designated as an incentive stock option, it shall be deemed to be a nonstatutory option to the extent required by the $100,000 annual limitation under Section 422(d) of the Internal Revenue Code.

VESTING This Option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. This Option will in no event become exercisable for additional shares after your Service as an Employee or a Consultant has terminated for any reason.

TERM This Option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the Notice of Stock Option Grant (fifth anniversary for a more than 10% stockholder as provided under the Plan if this is an incentive stock option). This Option may expire earlier if your Service terminates, as described below.

REGULAR TERMINATION          If your Service terminates for any reason except
                             death or "Total and Permanent Disability" (as defined in the Plan), then this Option will expire at the close of business at Company headquarters on the date three (3) months after the date your Service terminates (or, if earlier, the Expiration
                             Date). The Company has discretion to determine when your Service terminates for all purposes of the Plan and its determinations are conclusive and binding on all persons.

DEATH If your Service terminates because of death, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date). During that period of up to 12 months, your estate or heirs may exercise the Option.

DISABILITY                   If your Service terminates because of your Total
                             and Permanent Disability, then this Option will expire at the close of business at Company headquarters on the date 12 months after the date your Service terminates (or, if earlier, the Expiration Date).

LEAVES OF ABSENCE            For purposes of this Option, your Service does not
                             terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. But your Service terminates when the approved leave ends, unless


                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                             you immediately return to active work.

                             If you go on a leave of absence, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's leave of absence policy or the terms of your leave. If you commence working on a part-time basis, then the vesting schedule specified in the Notice of Stock Option Grant may be adjusted in accordance with the Company's part-time work policy or the terms of an agreement between you and the Company pertaining to your part-time schedule.

RESTRICTIONS ON              The Company will not permit you to exercise this
EXERCISE                     Option if the issuance of shares at that time would
                             violate any law or regulation. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of the Company stock pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Company stock as to which such approval shall not have been obtained.
                             However, the Company shall use its best efforts to obtain such approval.


NOTICE OF EXERCISE           When you wish to exercise this Option you must
                             notify the Company by completing the attached
                             "Notice of Exercise of Stock Option" form and filing it with the Human Resources Department of the Company. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT              When you submit your notice of exercise, you must
                             include payment of the Option exercise price for the shares you are purchasing. Payment may be made in the following form(s):

                             o Your personal check, a cashier's check or a money order.

                             o Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the Option exercise, will be applied to the Option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the Option shares issued to you. However, you may not surrender, or attest to the ownership of shares of Company stock in payment of the exercise price if your action would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

                             o By delivery on a form approved by the Committee of an irrevocable direction to a securities broker approved by the Company to sell all or


                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                                 part of your Option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The balance of the sale proceeds, if any, will be delivered to you. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                             o By delivery on a form approved by the Committee of an irrevocable direction to a securities broker or lender approved by the Company to pledge Option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the Option exercise price and any withholding taxes. The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

                             o Any other form permitted by the Committee in its sole discretion.

                             Notwithstanding the foregoing, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

WITHHOLDING                  You will not be allowed to exercise this Option
TAXES AND STOCK              unless you make arrangements acceptable to the
WITHHOLDING                  Company to pay any withholding taxes that may be
                             due as a result of the Option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this Option. The value of these shares, determined as of the effective date of the Option exercise, will be applied to the withholding taxes.



RESTRICTIONS ON              By signing this Agreement, you agree not to sell
RESALE                       any Option shares at a time when applicable laws,
                             Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.


TRANSFER OF OPTION           In general, only you can exercise this Option prior
                             to your death. You cannot transfer or assign this Option, other than as designated by you by will or by the laws of descent and distribution, except as provided below. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your Option in any other way.

                             However, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this Option as a gift to one or more family members. For purposes of this Agreement, "family member" means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, or


                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                             sister-in-law (including adoptive relationships), any individual sharing your household (other than a tenant or employee), a trust in which one or more of these individuals have more than 50% of the beneficial interest, a foundation in which you or one or more of these persons control the management of assets, and any entity in which you or one or more of these persons own more than 50% of the voting interest.

                             In addition, if this Option is designated as a nonstatutory stock option in the Notice of Stock Option Grant, then the Committee may, in its sole discretion, allow you to transfer this option to your spouse or former spouse pursuant to a domestic relations order in settlement of marital property rights.

                             The Committee will allow you to transfer this Option only if both you and the transferee(s) execute the forms prescribed by the Committee, which include the consent of the transferee(s) to be bound by this Agreement.

RETENTION RIGHTS             Neither your Option nor this Agreement gives you
                             the right to be retained by the Company or a subsidiary of the Company in any capacity. The
                             Company and its subsidiaries reserve the right to terminate your Service at any time, with or without cause.

STOCKHOLDER RIGHTS           You, or your estate or heirs, have no rights as a
                             stockholder of the Company until you have exercised this Option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

ADJUSTMENTS                  In the event of a stock split, a stock dividend or
                             a similar change in Company stock, the number of shares covered by this Option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW               This Agreement will be interpreted and enforced
                             under the laws of the State of Delaware (without regard to their choice-of-law provisions).

THE PLAN AND                 The text of the Plan is incorporated in this
OTHER AGREEMENTS             Agreement by reference. All capitalized terms in
                             the Stock Option Agreement shall have the meanings assigned to them in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option.
                             Any prior agreements, commitments or negotiations concerning this Option are superseded. This
                             Agreement may be amended only by another written agreement, signed by both parties.


                  BY SIGNING THE COVER SHEET OF THIS AGREEMENT,
                  YOU AGREE TO ALL OF THE TERMS AND CONDITIONS
                        DESCRIBED ABOVE AND IN THE PLAN.



                        ETELECARE GLOBAL SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT

                        ETELECARE GLOBAL SOLUTIONS, INC.
                            2006 STOCK INCENTIVE PLAN

                       NOTICE OF EXERCISE OF STOCK OPTION

          YOU MUST SIGN THIS NOTICE ON THE LAST PAGE BEFORE SUBMITTING
                                IT TO THE COMPANY

OPTIONEE INFORMATION:

Name:                                   Social Security
                                        Number:


Address:                                Employee Number:


OPTION INFORMATION:

Date of Grant:                     , 200                  Type of Stock Option:
Exercise Price per Share:  $                              [ ] Nonstatutory (NSO)
Total number of shares of Common Stock of ETELECARE       [ ] Incentive (ISO)
GLOBAL SOLUTIONS, INC.(the "Company") covered by option:


EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which option is being exercised now: .(These shares are referred to below as the "Purchased Shares.")

Total exercise price for the Purchased Shares: $

Form of payment enclosed [CHECK ALL THAT APPLY]:

[ ]  Check for $                 , payable to "ETelecare Global Solutions, Inc."

[ ]  Certificate(s) for                shares of Common Stock of the Company
     that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)



[ ] Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)


                        ETELECARE GLOBAL SOLUTIONS, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

Name(s) in which the Purchased Shares should be registered
[PLEASE CHECK ONE BOX]:

[ ] In my name only

[ ] In the names of my spouse        My spouse's name (if applicable):
    and myself as community
    property

[ ] In the names of my
    spouse and myself as joint
    tenants with the right
    of survivorship

[ ] In the name of an eligible       Full legal name of revocable trust:
    revocable trust

The certificate for the
Purchased ADSs should be
sent to the following address:


ACKNOWLEDGMENTS:

1. I understand that all sales of Purchased Shares are subject to compliance with the Company's policy on securities trades.

2. I hereby acknowledge that I received and read a copy of the prospectus describing the Company's 2006 Stock Incentive Plan and the tax consequences of an exercise.

3. In the case of a nonstatutory option, I understand that I must recognize ordinary income equal to the spread between the fair market value of the Purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising a nonstatutory option.

4. In the case of an incentive stock option, I agree to notify the Company if I dispose of the Purchased Shares before I have met both of the tax holding periods applicable to incentive stock options (that is, if I make a disqualifying disposition).

5. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements of the Internal Revenue Service (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a "disposition" for incentive stock option tax purposes. As a result, the favorable incentive stock option tax treatment will be unavailable and other unfavorable tax consequences may occur.


                        ETELECARE GLOBAL SOLUTIONS, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

SIGNATURE AND DATE:







                                             , 200_